UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014 (May 12, 2014)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Underwriting Agreement

On May 12, 2014, Genesis Energy, L.P. (the “Partnership”), Genesis Energy Finance Corporation (together with the Partnership, the “Issuers”) and certain subsidiary guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, as representative of a group of underwriters named in the Underwriting Agreement, and Raymond James and Associates, Inc., as qualified independent underwriter, in connection with the Issuers’ public offering of senior notes.

The Underwriting Agreement provides for, among other things, the issuance and sale by the Issuers of $350 million in aggregate principal amount of 5.625% senior unsecured notes due 2024 (the “Notes”), guaranteed by certain subsidiary guarantors of the Partnership (the “Guarantees” and, together with the Notes, the “Securities”). The Securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s effective Registration Statement on Form S-3 (Registration No. 333-180876), as supplemented by the Prospectus Supplement dated May 12, 2014, relating to the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act (the “Prospectus Supplement”).

The Issuers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

The underwriters and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for the Partnership from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for the Partnership in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Affiliates of substantially all of the underwriters are lenders under the Partnership’s revolving credit facility, and as such will be entitled to be repaid with the net proceeds of the Securities offering that are used to repay borrowings under the revolving credit facility and will receive their pro rata portion of such repayment. In addition, an affiliate of the Trustee is an underwriter in the Securities offering.

Senior Notes/ Indenture and Supplemental Indenture

The terms of the Notes are governed by an Indenture (the “Base Indenture”) among the Issuers, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), dated May 15, 2014, as supplemented by the Supplemental Indenture thereto (the “Supplemental Indenture”), dated May 15, 2014, among the Issuers, the subsidiary guarantors party thereto and the Trustee.

The Notes are senior unsecured obligations of the Issuers and rank equal in right of payment with all of the Partnership’s other existing and future senior unsecured indebtedness, including $350 million aggregate principal amount of the Issuers’ 7.875% senior notes due 2018 and $350 million aggregate principal amount of the Issuers’ 5.750% senior notes due 2021. The Guarantees are senior unsecured obligations of the subsidiary guarantors and rank equal in right of payment with the existing and future senior unsecured indebtedness of the subsidiary guarantors. Interest on the Notes will accrue at a rate of 5.625% per annum and is payable on June 15 and December 15 of each year, beginning December 15, 2014. The Notes mature on June 15, 2024. The terms of the Notes are further described in the Prospectus Supplement.

The Base Indenture and the Supplemental Indenture, including the form of the Notes, are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 12, 2014, the Partnership issued press releases announcing the commencement of the offering of the Securities and the pricing of the Securities. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibits.

1.1	Underwriting Agreement dated May 12, 2014 among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein, RBC Capital Markets, LLC, as representative of the several underwriters named therein, and Raymond James and Associates, Inc., as qualified independent underwriter.

4.1	Indenture, dated May 15, 2014, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture for the Issuer’s 5.625% Senior Notes due 2024, dated May 15, 2014, among the Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and the U.S. Bank National Association, as trustee (including the form of the Notes)

5.1.	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Notes.

5.2	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis concerning certain matters of Louisiana law.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of McDavid, Noblin & West PLLC (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis (included in Exhibit 5.3).

23.4	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

12.1	Computation of ratios of earnings to fixed charges.

99.1	Press release of Genesis Energy, L.P. dated May 12, 2014.

99.2	Press release of Genesis Energy, L.P. dated May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: May 15, 2014	By:	/s/ ROBERT V. DEERE
Robert V. Deere Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated May 12, 2014 among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein, RBC Capital Markets, LLC, as representative of the several underwriters named therein, and Raymond James and Associates, Inc., as qualified independent underwriter.

4.1	Indenture, dated May 15, 2014, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Supplemental Indenture for the Issuer’s 5.625% Senior Notes due 2024, dated May 15, 2014, among the Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and the U.S. Bank National Association, as trustee (including the form of the Notes)

5.1.	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Notes.

5.2	Opinion of McDavid, Noblin & West PLLC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis concerning certain matters of Louisiana law.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of McDavid, Noblin & West PLLC (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis (included in Exhibit 5.3).

23.4	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

12.1	Computation of ratios of earnings to fixed charges.

99.1	Press release of Genesis Energy, L.P. dated May 12, 2014.

99.2	Press release of Genesis Energy, L.P. dated May 12, 2014.